Amounts due from financial institutions and Compulsory deposits at Central Bank of Brazil (Tables)	12 Months Ended
Dec. 31, 2023
Amounts due from financial institutions and Compulsory deposits at Central Bank of Brazil
Summary of amounts due from financial institutions

	12/31/2023	12/31/2022
Interbank deposit investments	2,451,736	2,383,526
Loans to financial institutions (a)	1,236,536	1,845,665
Interbank onlending	31,487	31,805
Expected loss	(1,253)	(2,140)
Total	3,718,506	4,258,856